UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2018

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Dominion Boulevard Glen Allen, Virginia		23060
(Address of Principal Executive Offices)		(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

See Item 5.02 below.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)  On February 21, 2018, Old Dominion Electric Cooperative (“ODEC”) entered into an employment agreement with Mr. Marcus M. Harris, age 45, to serve as President and Chief Executive Officer of ODEC effective April 2, 2018.  Mr. Harris currently serves as Executive Vice President and Chief Executive Officer at Kansas Electric Power Cooperative since December 2014.  Prior to that position, he held various management positions at South Carolina Electric & Gas Company, including as General Manager, Renewable Energy from September 2013 to December 2014, and Director, Wholesale Power Marketing from September 2008 to September 2013.  Mr. Harris began his employment with South Carolina Electric & Gas Company in 1991.

The employment agreement is for a term of two years, with an automatic one year extension unless Mr. Harris or ODEC gives written notice prior to the expiration date of the agreement.  The agreement provides that he will receive an annual compensation of $630,500, effective as of April 2, 2018, subject to annual adjustment by the board of directors of ODEC.  The board of directors also may grant Mr. Harris an annual bonus at their discretion.  Mr. Harris will be entitled to participate in all benefit plans available to the employees of ODEC.

Under the agreement, if Mr. Harris voluntarily terminates his employment following a material breach by ODEC or ODEC terminates him without specified cause, ODEC will pay Mr. Harris a salary at the rate in effect on the date of termination for one year, plus medical insurance benefits, with limited exceptions.

A copy of the employment agreement is attached as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The Exhibit listed below is being furnished with this Form 8-K.

Exhibit No.Description

10.1	Employment agreement dated February 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: February 23, 2018	/s/ Robert L. Kees
Robert L. Kees
Interim President and Chief Executive Officer and Senior Vice President and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

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